Exhibit 99.2

Easterly
Government Properties Inc.

Supplemental Information Package

Fourth Quarter 2016

Disclaimers

Forward-looking Statement

We make statements in this Supplemental Information Package that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement in this Supplemental Information Package for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward- looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation: risks associated with our dependence on the U.S. Government and its agencies for substantially all of our revenues; risks associated with ownership and development of real estate; decreased rental rates or increased vacancy rates; loss of key personnel; general volatility of the capital and credit markets and the market price of our common stock; the risk we may lose one or more major tenants; difficulties in completing and successfully integrating acquisitions; failure of acquisitions or development projects to occur at anticipated levels or to yield anticipated results; risks associated with actual or threatened terrorist attacks; intense competition in the real estate market that may limit our ability to attract or retain tenants or re-lease space; insufficient amounts of insurance or exposure to events that are either uninsured or underinsured; uncertainties and risks related to adverse weather conditions, natural disasters and climate change; exposure to liability relating to environmental and health and safety matters; limited ability to dispose of assets because of the relative illiquidity of real estate investments and the nature of our assets; exposure to litigation or other claims; risks associated with breaches of our data security; risks associated with our indebtedness; and other risks and uncertainties detailed in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2016, to be filed with the Securities and Exchange Commission on or about March 2, 2017.  In addition, our qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.  We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Ratings

Ratings are not recommendations to buy, sell or hold the Company’s securities.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2016 that will be released on Form 10-K to be filed on or about March 2, 2017.

Supplemental Definitions

This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental Information Package and, where applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. Additional detail can be found in the Company’s most recent annual report on Form 10-K, as well as other documents filed with or furnished to the SEC from time to time.

Annualized lease income is defined as the annualized contractual base rent for the last month in a specified period, plus the annualized straight line rent adjustments for the last month in such period and the annualized expense reimbursements earned by us for the last month in such period.

Cash Available for Distribution (CAD) is a non-GAAP financial measure that is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined under GAAP.  CAD is calculated in accordance with the current NAREIT definition as FFO minus normalized recurring real estate-related expenditures and other non-cash items and nonrecurring expenditures. CAD is presented solely as a supplemental disclosure because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate CAD the same way, the presentation of CAD may not be comparable to similarly titled measures of other companies.

EBITDA is calculated as the sum of net income (loss) before interest expense, income taxes, depreciation and amortization. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, the presentation of EBITDA may not be comparable to similarly titled measures of other companies.

Fully diluted basis assumes the exchange of all outstanding common units representing limited partnership interests in the Company’s operating partnership, or common units, the full vesting of all shares of restricted stock, and the exchange of all earned and vested LTIP units in the Company’s operating partnership for shares of common stock on a one-for-one basis, which is not the same as the meaning of “fully diluted” under GAAP. Fully diluted basis does not include outstanding LTIP units in the Company’s operating partnership that are subject to performance criteria that have not yet been met.

Funds From Operations (FFO) is defined by NAREIT as net income (loss), calculated in accordance with GAAP, excluding gains or losses from sales of property and impairment losses on depreciable real estate, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a widely recognized measure of REIT performance. Although FFO is a non-GAAP financial measure, the Company believes that information regarding FFO is helpful to shareholders and potential investors.

Funds From Operations, as Adjusted (FFO, as Adjusted) adjusts FFO to present an alternative measure of our operating performance, which, when applicable, excludes the impact of acquisition costs, straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation. By excluding income and expense items such as straight-line rent, above-/below-market leases, non-cash interest expense and non-cash compensation from FFO, as Adjusted, the Company believes it provides useful information as these items have no cash impact. In addition, by excluding acquisition related costs the Company believes FFO, as Adjusted provides useful information that is comparable across periods and more accurately reflects the operating performance of the Company’s properties.

Supplemental Definitions

Net Operating Income (NOI) is calculated as total property revenues (rental income, tenant reimbursements and other income) less property operating expenses and real estate taxes from the properties owned by the Company. Cash NOI excludes from NOI straight-line rent and amortization of above-/below-market leases. NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. The Company believes that NOI provides investors with a useful measure of the operating performance of our properties. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

Pro forma year ended December 31, 2015 (1) removes from the Company’s financial results for the period from February 11, 2015 (the date of the closing of the Company’s initial public offering) to December 31, 2015 the impact of one-time, non-recurring expenses related to its initial public offering, including legal and accounting fees and new entity formation costs and (2) reflects a full quarter of operations for the period from January 1, 2015 to March 31, 2015 on a pro forma basis based on the financial results of the 49 days of operations between February 11, 2015 and March 31, 2015.

Corporate Information and Analyst Coverage

Corporate Information

Corporate Headquarters	Stock Exchange Listing	Information Requests	Investor Relations
2101 L Street NW	New York Stock Exchange	Please contact ir@easterlyreit.com	Lindsay Winterhalter,
Suite 650		or 202-596-3947 to request an	VP, Investor Relations
Washington, DC 20037	Ticker	Investor Relations package	& Operations
202-595-9500	DEA

Executive Team		Board of Directors
William Trimble III, CEO	Darrell Crate, Chairman	William Binnie	Michael Ibe
Michael Ibe, Vice-Chairman and EVP	Meghan Baivier, CFO & COO	Darrell Crate	James Mead
Alison Bernard, CAO	Ronald Kendall, EVP	Cynthia Fisher	William Trimble III
Emil Henry Jr.

Equity Research Coverage

Citigroup	Raymond James & Associates	RBC Capital Markets
Michael Bilerman / Emmanuel Korchman	Bill Crow / Paul Puryear	Michael Carroll
212-816-1383 / 212-816-1382	727-567-2594 / 727-567-2253	440-715-2649

Jefferies	SunTrust Robinson Humphrey
Jonathan Petersen	Michael R. Lewis
212-284-1705	212-319-5659

Any opinions, estimates, forecasts or predictions regarding Easterly Government Properties, Inc.’s performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Easterly Government Properties, Inc. or its management. Easterly Government Properties, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such opinions, estimates, forecasts or predictions.

Executive Summary (Unaudited, in thousands except share and per share amounts)

Price of Common Shares	Three months ended December 31, 2016		Earnings	Three months ended December 31, 2016	Year ended December 31, 2016
High closing price during period	$20.42		Net income available to Easterly Government Properties, Inc.	$1,146	$3,415
Low closing price during period	$18.05		Net income available to Easterly Government Properties, Inc.
End of period closing price	$20.02		per share:
			Basic	$0.03	$0.11
			Diluted	$0.03	$0.10
Outstanding Classes of Stock and
Partnership Units - Fully Diluted Basis	At December 31, 2016		Net income	$1,463	$4,737
Common shares	36,858,682		Net income, per share - fully diluted basis	$0.03	$0.11
Unvested restricted shares	16,128
Common partnership units outstanding	9,072,181		Funds From Operations ("FFO")	$13,932	$51,380
Total - fully diluted basis	45,946,991		FFO, per share - fully diluted basis	$0.31	$1.21

			Funds From Operations, as Adjusted	$13,342	$49,636
Market Capitalization	At December 31, 2016		FFO, as Adjusted, per share - fully diluted basis	$0.30	$1.17
Total equity market capitalization - fully diluted basis	$919,859
Consolidated debt(1)	292,547		Cash Available for Distribution	$11,681	$43,693
Cash and cash equivalents	(4,845)
Total enterprise value	$1,207,561		Liquidity		At December 31, 2016
			Cash and cash equivalents		$4,845

Ratios	At December 31, 2016		Unsecured revolving credit facility
Net debt to total enterprise value	23.8%		Total current facility size (2)		$400,000
Net debt to total equity market capitalization	31.3%		Less: outstanding balance		(212,167)
Net debt to annualized quarterly EBITDA	4.5	x	Available under unsecured revolving credit facility		$187,833
Cash interest coverage ratio	8.1	x
Cash fixed charge coverage ratio	6.0	x	Unsecured delayed draw term loan facility
			Total current term loan facility size		$100,000
			Less: outstanding balance		-
			Available under unsecured term loan facility		$100,000

(1)Excludes unamortized premiums / discounts and deferred financing fees.

(2)Credit facility has an accordion feature that provides additional capacity, subject to the satisfaction of customary terms and conditions, of up to $250 million, for a total facility size of not more than $650  million.

Balance Sheets (In thousands, except share amounts)

	December 31, 2016
	(unaudited)	December 31, 2015
Assets
Real estate properties, net	$901,066	$772,007
Cash and cash equivalents	4,845	8,176
Restricted cash	1,646	1,736
Deposits on acquisitions	1,750	-
Rents receivable	8,544	6,347
Accounts receivable	5,823	2,920
Deferred financing, net	2,787	2,767
Intangible assets, net	113,795	116,585
Interest rate swap	3,785	-
Prepaid expenses and other assets	1,422	1,509
Total assets	$1,045,463	$912,047

Liabilities
Revolving credit facility	212,167	154,417
Mortgage notes payable, net	80,806	83,785
Intangible liabilities, net	41,840	44,605
Accounts payable and accrued liabilities	13,784	9,346
Total liabilities	348,597	292,153

Equity
Common stock, par value $0.01, 200,000,000 shares authorized,
36,874,810 and 24,168,379 shares issued and outstanding at December 31, 2016 and December 31,2015, respectively.	369	241
Additional paid-in capital	596,971	391,767
Retained (deficit)	1,721	(1,694)
Cumulative dividends	(42,794)	(13,051)
Accumulated other comprehensive income	3,038	-
Total stockholders' equity	559,305	377,263
Non-controlling interest in Operating Partnership	137,561	242,631
Total equity	696,866	619,894
Total liabilities and equity	$1,045,463	$912,047

Income Statements (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015 (pro forma)
Revenues
Rental income	$24,844	$19,886	$93,364	$72,728
Tenant reimbursements	3,631	2,196	10,647	6,883
Other income	276	92	607	212
Total revenues	28,751	22,174	104,618	79,823

Operating expenses
Property operating	6,352	4,214	21,078	14,743
Real estate taxes	2,663	2,289	9,896	7,786
Depreciation and amortization	12,469	10,166	46,643	37,662
Acquisition costs	459	1,017	1,798	1,670
Corporate general and administrative	3,135	2,705	12,289	8,941
Total expenses	25,078	20,391	91,704	70,802
Operating income	3,673	1,783	12,914	9,021

Other expenses
Interest expense, net	(2,210)	(1,610)	(8,177)	(5,559)
Net income	1,463	173	4,737	3,462

Non-controlling interest in Operating Partnership	(317)	(68)	(1,322)	(1,355)
Net income available to Easterly Government
Properties, Inc.	$1,146	$105	$3,415	$2,107

Net income available to Easterly Government
Properties, Inc. per share:
Basic	$0.03	$0.00	$0.11
Diluted	$0.03	$0.00	$0.10

Weighted-average common shares outstanding:
Basic	35,864,168	24,141,712	30,645,279
Diluted	37,628,572	25,604,773	32,372,538

Net income, per share - fully diluted basis	$0.03	$0.00	$0.11	$0.09

Weighted average common shares outstanding -
fully diluted basis	44,968,730	39,709,101	42,539,017	39,701,784

Net Operating Income (Unaudited, in thousands)

	Three Months Ended		Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015 (pro forma)
Revenue
Rental income	$24,844	$19,886	$93,364	$72,728
Tenant reimbursements	3,631	2,196	10,647	6,883
Other income	276	92	607	212
Total revenues	28,751	22,174	104,618	79,823

Operating Expenses
Property operating	6,352	4,214	21,078	14,743
Real estate taxes	2,663	2,289	9,896	7,786
Total expenses	9,015	6,503	30,974	22,529
Net Operating Income	$19,736	$15,671	$73,644	$57,294
Adjustments to Net Operating Income:
Straight-line rent	(110)	(55)	(265)	(253)
Above-/below-market leases	(1,928)	(1,507)	(7,153)	(5,431)
Cash Net Operating Income	$17,698	$14,109	$66,226	$51,610

EBITDA, FFO and CAD (Unaudited, in thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015 (pro forma)
Net income	$1,463	$173	$4,737	$3,462
Depreciation and amortization	12,469	10,166	46,643	37,662
Interest expense	2,210	1,610	8,177	5,559
EBITDA	$16,142	$11,949	$59,557	$46,683

Net income	$1,463	$173	4,737	$3,462
Depreciation and amortization	12,469	10,166	46,643	37,662
Funds From Operations (FFO)	$13,932	$10,339	$51,380	$41,124
Adjustments to FFO:
Acquisition costs	459	1,017	1,798	1,670
Straight-line rent	(91)	(52)	(108)	(249)
Above-/below-market leases	(1,928)	(1,507)	(7,153)	(5,431)
Non-cash interest expense	229	194	814	762
Non-cash compensation	741	692	2,905	1,913
Funds From Operations, as Adjusted	$13,342	$10,683	$49,636	$39,789

FFO, per share - fully diluted basis	$0.31	$0.26	$1.21	$1.04
FFO, as Adjusted, per share - fully diluted basis	$0.30	$0.27	$1.17	$1.00

Funds From Operations, as Adjusted	$13,342	$10,683	49,636	$39,789
Acquisition costs	(459)	(1,017)	(1,798)	(1,670)
Principal amortization	(726)	(650)	(2,857)	(2,442)
Maintenance capital expenditures	(369)	(98)	(1,150)	(373)
Contractual tenant improvements	(107)	(85)	(138)	(135)
Cash Available for Distribution (CAD)	$11,681	$8,833	$43,693	$35,169

Weighted average common shares outstanding -
fully diluted basis	44,968,730	39,709,101	42,539,017	39,701,784

Debt Schedules (Unaudited, in thousands)

Debt Instrument	Maturity Date	Stated Rate(2)	December 31, 2016 Balance(4)	December 31, 2016 Percent of Total Indebtedness
Unsecured debt
Unsecured revolving credit facility(1)	11-Feb-19(3)	LIBOR + 140bps	$212,167	72.5%
Unsecured term loan facility	29-Sep-23	3.12%(5)	-	0.0%
	2.1 years	2.15%	$212,167	72.5%
Total unsecured debt	(wtd-avg maturity)	(wtd-avg rate)

Secured mortgage debt
ICE - Charleston	15-Jan-27	4.21%	$20,921	7.2%
USFS II - Albuquerque	14-Jul-26	4.46%	17,191	5.9%
DEA - Pleasanton	18-Oct-23	LIBOR + 150bps	15,700	5.4%
CBP - Savannah	10-Jul-33	3.40%	14,907	5.1%
MEPCOM - Jacksonville	14-Oct-25	4.41%	11,661	4.0%
	10.3 years	3.73%	$80,380	27.5%
Total secured mortgage debt	(wtd-avg maturity)	(wtd-avg rate)

Debt Statistics	December 31, 2016
Variable rate debt - unhedged	$227,867
Fixed rate debt	64,680
Total debt(4)	$292,547

% Variable rate debt - unhedged	77.9%
% Fixed rate debt	22.1%

Weighted average maturity	4.4 years
Weighted average interest rate	2.6%

(1)Credit facility has available capacity of $187,833 as of December, 31 2016.

(2)Average stated rates represent the weighted average interest rate at December 31, 2016.

(3)Credit facility has two six-month as-of-right extension options subject to certain conditions and the payment of an extension fee.

(4)Excludes unamortized premiums / discounts and deferred financing fees.

(5)Entered into two forward-stating interest rate swaps with an aggregate notional value of $100 million to effectively fix the interest rate on future draw downs under the senior unsecured term loan facility. The forward swaps are expected to effectively fix the interest rate under the senior unsecured term loan facility at 3.12% annually based on the company’s current leverage ratio.

Debt Maturities (As of December 31, 2016, unaudited, in thousands)

	Secured Debt		Unsecured Debt			Weighted Average
Year	Scheduled Amortization	Scheduled Maturities	Scheduled Maturities	Total	Percentage of Debt Maturing	Interest Rate of Scheduled Maturities
2017	2,977	-	-	2,977	1.0%	-
2018	3,100	-	-	3,100	1.1%	-
2019	3,229	-	212,167	215,396	73.7%	2.15%
2020	3,395	-	-	3,395	1.2%	-
2021	4,054	-	-	4,054	1.4%	-
2022	5,109	-	-	5,109	1.7%	-
2023	5,388	15,700	-	21,088	7.2%	2.12%
2024	5,679	-	-	5,679	1.9%	-
2025	5,633	1,917	-	7,550	2.6%	4.41%
2026	3,686	6,368	-	10,054	3.4%	4.46%
2027	1,093	7,140	-	8,233	2.8%	4.21%
2028	983	-	-	983	0.3%	-
2029	1,016	-	-	1,016	0.3%	-
2030	1,049	-	-	1,049	0.4%	-
2031	1,081	-	-	1,081	0.4%	-
2032	1,115	-	-	1,115	0.4%	-
2033	668	-	-	668	0.2%	-
Total	$49,255	$31,125	$212,167	$292,547	100.0%

Operating Property Overview (As of December 31, 2016, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties
IRS - Fresno	Fresno, CA	Office	2018	2003	180,481	$7,423,317	7.3%	$41.13
PTO - Arlington	Arlington, VA	Office	2019 / 2020	2009	189,871	6,475,092	6.4%	34.10
FBI - San Antonio	San Antonio, TX	Office	2021	2007	148,584	5,037,840	5.0%	33.91
FBI - Omaha	Omaha, NE	Office	2024	2009	112,196	4,437,208	4.4%	39.55
EPA - Kansas City	Kansas City, KS	Laboratory	2023	2003	71,979	3,840,990	3.8%	53.36
ICE - Charleston	North Charleston, SC	Office	2019 / 2027	1994 / 2012	86,733	3,665,239	3.6%	42.26
DOT - Lakewood	Lakewood, CO	Office	2024	2004	122,225	3,484,027	3.4%	28.51
USCIS - Lincoln	Lincoln, NE	Office	2020	2005	137,671	3,239,685	3.2%	23.53
AOC - El Centro	El Centro, CA	Courthouse/Office	2019	2004	46,813	3,041,909	3.0%	64.98
FBI - Birmingham	Birmingham, AL	Office	2020	2005	96,278	3,011,442	3.0%	31.28
USFS II - Albuquerque	Albuquerque, NM	Office	2026	2011	98,720	2,795,973	2.8%	28.32
ICE - Albuquerque	Albuquerque, NM	Office	2027	2011	71,100	2,785,048	2.8%	39.17
DEA - Vista	Vista, CA	Laboratory	2020	2002	54,119	2,761,077	2.7%	51.02
DEA - Pleasanton	Pleasanton, CA	Laboratory	2035	2015	42,480	2,724,927	2.7%	64.15
FBI - Richmond	Richmond, VA	Office	2021	2001	96,607	2,708,241	2.7%	28.03
USFS I - Albuquerque	Albuquerque, NM	Office	2021	2006	92,455	2,679,124	2.6%	28.98
AOC - Del Rio	Del Rio, TX	Courthouse/Office	2024	1992 / 2004	89,880	2,641,487	2.6%	29.39
DEA - Dallas Lab	Dallas, TX	Laboratory	2021	2001	49,723	2,389,596	2.4%	48.06
FBI - Little Rock	Little Rock, AR	Office	2021	2001	101,977	2,165,885	2.1%	21.24
MEPCOM - Jacksonville	Jacksonville, FL	Office	2025	2010	30,000	2,147,770	2.1%	71.59
CBP - Savannah	Savannah, GA	Laboratory	2033	2013	35,000	2,109,321	2.1%	60.27
FBI - Albany	Albany, NY	Office	2018	1998	98,184	2,106,096	2.1%	21.45
DOE - Lakewood	Lakewood, CO	Office	2029	1999	115,650	2,061,963	2.0%	17.83
DEA - Santa Ana	Santa Ana, CA	Office	2024	2004	39,905	2,061,285	2.0%	51.65
DEA - Dallas	Dallas, TX	Office	2021	2001	71,827	1,776,863	1.8%	24.74
ICE - Otay	San Diego, CA	Office	2017 - 2026	2001	52,881	1,758,383	1.7%	35.55
NPS - Omaha	Omaha, NE	Office	2024	2004	62,772	1,743,570	1.7%	27.78
DEA - North Highlands	Sacramento, CA	Office	2017	2002	37,975	1,705,966	1.7%	44.92
CBP - Chula Vista	Chula Vista, CA	Office	2018	1998	59,397	1,694,104	1.7%	28.52
CBP - Sunburst	Sunburst, MT	Office	2028	2008	33,000	1,588,434	1.6%	48.13

Operating Property Overview (Cont.) (As of December 31, 2016, unaudited)

Property Name	Location	Property Type	Tenant Lease Expiration Year	Year Built / Renovated	Rentable Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income	Annualized Lease Income per Leased Square Foot

U.S. Government Leased Properties (Cont.)
USCG - Martinsburg	Martinsburg, WV	Office	2027	2007	59,547	1,567,125	1.6%	26.32
AOC - Aberdeen	Aberdeen, MS	Courthouse/Office	2025	2005	46,979	1,459,286	1.4%	31.06
DEA - Birmingham	Birmingham, AL	Office	2020	2005	35,616	1,388,573	1.4%	38.99
DEA - Albany	Albany, NY	Office	2025	2004	31,976	1,333,746	1.3%	41.71
DEA - Otay	San Diego, CA	Office	2017	1997	32,560	1,293,326	1.3%	39.72
DEA - Riverside	Riverside, CA	Office	2017	1997	34,354	1,290,888	1.3%	37.58
AOC - South Bend	South Bend, IN	Courthouse/Office	2027	1996 / 2011	30,119	811,756	0.8%	26.95
SSA - Mission Viejo	Mission Viejo, CA	Office	2020	2005	11,590	534,808	0.5%	46.14
SSA - San Diego	San Diego, CA	Office	2017	2003	11,743	414,169	0.4%	35.27
DEA - San Diego	San Diego, CA	Warehouse	2017	1999	16,100	404,096	0.4%	25.10
Subtotal					2,837,067	$98,559,635	97.4%	$34.78

Privately Leased Properties
2650 SW 145th Avenue - Parbel of Florida	Miramar, FL	Warehouse/Distribution	2022	2007	81,721	1,671,336	1.6%	20.45
5998 Osceola Court - United Technologies	Midland, GA	Warehouse/Manufacturing	2023	2014	105,641	540,191	0.5%	5.11
501 East Hunter Street - Lummus Corporation	Lubbock, TX	Warehouse/Distribution	2028	2013	70,078	522,637	0.5%	7.46
Subtotal					257,440	$2,734,164	2.6%	$10.62

Total / Weighted Average					3,094,507	$101,293,799	100.0%	$32.77

Tenants (As of December 31, 2016, unaudited)

Tenant	Number of Properties	Number of Leases	Weighted Average Remaining Lease Term(1)	Leased Square Feet	Percentage of Leased Square Feet	Annualized Lease Income	Percentage of Total Annualized Lease Income

U.S. Government
Federal Bureau of Investigation ("FBI")	6	6	4.4	653,826	21.2%	$19,466,712	19.2%
Drug Enforcement Administration ("DEA")	11	11	5.2	432,142	14.0%	18,561,033	18.3%
Administrative Office of the U.S. Courts ("AOC")	4	4	6.9	213,791	6.9%	7,954,438	7.9%
Immigration and Customs Enforcement ("ICE")	3	5	8.4	182,522	5.9%	7,640,870	7.5%
Internal Revenue Service ("IRS")	1	1	1.9	180,481	5.8%	7,423,317	7.3%
Patent and Trademark Office ("PTO")	1	2	2.3	189,871	6.1%	6,475,092	6.4%
U.S. Forest Service ("USFS")	2	2	7.1	191,175	6.2%	5,475,097	5.4%
Customs and Border Protection ("CBP")	3	3	8.2	127,397	4.1%	5,391,859	5.3%
Environmental Protection Agency ("EPA")	1	1	6.2	71,979	2.3%	3,840,990	3.8%
Department of Transportation ("DOT")	1	2	7.3	129,659	4.2%	3,699,249	3.7%
U.S. Citizenship and Immigration Services ("USCIS")	1	1	3.7	137,671	4.5%	3,239,685	3.2%
Military Entrance Processing Command ("MEPCOM")	1	1	8.7	30,000	1.0%	2,147,770	2.1%
Department of Energy ("DOE")	1	1	12.9	115,650	3.7%	2,061,963	2.0%
National Park Service ("NPS")	1	1	7.5	62,772	2.0%	1,743,570	1.7%
U.S. Coast Guard ("USCG")	1	1	11.0	59,547	1.9%	1,567,125	1.6%
Social Security Administration ("SSA")	2	2	2.4	23,333	0.8%	948,977	1.0%
Bureau of Alcohol, Tobacco, Firearms and Explosives (“ATF”)(2)	0	0	4.0	8,680	0.3%	338,410	0.3%
U.S. Department of Agriculture ("USDA")	0	1	9.0	1,538	0.1%	55,366	0.1%
Subtotal	40	45	5.8	2,812,034	91.0%	$98,031,523	96.8%

Private Tenants
Parbel of Florida	1	1	5.9	81,721	2.6%	$1,671,336	1.7%
United Technologies (Pratt & Whitney)	1	1	7.0	105,641	3.4%	540,191	0.5%
LifePoint, Inc.	0	1	2.7	21,609	0.7%	528,112	0.5%
Lummus Corporation	1	1	11.6	70,078	2.3%	522,637	0.5%
Subtotal	3	4	7.5	279,049	9.0%	$3,262,276	3.2%

Total / Weighted Average	43	49	5.9	3,091,083	100.0%	$101,293,799	100.0%

(1)Weighted based on leased square feet.

(2)ATF occupies the first floor of the DEA – Birmingham building in a joint lease with the DEA.

Lease Expirations (As of December 31, 2016, unaudited)

Year of Lease Expiration	Number of Leases Expiring	Square Footage Expiring	Percentage of Total Square Footage Expiring	Annualized Lease Income Expiring	Percentage of Total Annualized Lease Income Expiring	Annualized Lease Income per Leased Square Foot Expiring
2017	6	145,376	4.7%	5,591,572	5.5%	38.46
2018	3	338,062	11.0%	11,223,517	11.1%	33.20
2019	3	236,890	7.7%	9,283,186	9.2%	39.19
2020	7	356,677	11.5%	11,697,512	11.5%	32.80
2021	7	572,728	18.5%	17,139,322	16.9%	29.93
2022	3	105,441	3.4%	2,509,453	2.5%	23.80
2023	2	177,620	5.7%	4,381,181	4.3%	24.67
2024	5	426,978	13.8%	14,367,577	14.2%	33.65
2025	3	108,955	3.5%	4,940,802	4.9%	45.35
2026	2	100,258	3.2%	2,851,339	2.8%	28.44
Thereafter	8	522,098	17.0%	17,308,338	17.1%	33.15
Total / Weighted Average	49	3,091,083	100.0%	$101,293,799	100.0%	$32.77